Filed pursuant to Rule 497(e)
under the Securities Act of 1933,
as amended Securities Act File
No. 333-141120

FUNDVANTAGE TRUST

Polen Growth Fund

Investor Class

Institutional Class

OF

FUNDVANTAGE TRUST

(the “Trust”)

Supplement dated February 13, 2019 to the Prospectus of

Polen Growth Fund (the “Fund”) dated September 1, 2018, as may be amended or supplemented from time to time

Changes to the Fund’s Portfolio Management Team

Effective January 1, 2019, Brandon Ladoff has been named Portfolio Manager of the Fund and is jointly and primarily responsible for the day-to-day investment activities of the Fund along with Head of the Large Company Growth Team and Portfolio Manager Dan Davidowitz and Portfolio Manager and Analyst Damon Ficklin. Accordingly, the Prospectus is revised as follows:

●	The following information is added to the Section entitled “Portfolio Managers” on page 4 of the Prospectus:

Brandon Ladoff, Portfolio Manager and Director of Research, has served as a portfolio manager of the Fund since January 2019. He has been a member of Polen Capital’s Large Company Growth Team since joining the firm in 2013.

●	The following information is added to the Section entitled “Portfolio Managers” on page 8 of the Prospectus:

Brandon Ladoff, Portfolio Manager and Director of Research, is a member of the investment team at Polen Capital. Mr. Ladoff joined Polen Capital in 2013 and, with Messrs. Davidowitz and Ficklin, is responsible for the day-to-day portfolio management and investment analysis for the Fund. Prior to joining Polen Capital, Mr. Ladoff spent over four years as a corporate lawyer at Willkie Farr & Gallagher LLP. Prior to that, he spent a year as a Tax Associate at PricewaterhouseCoopers LLP. Mr. Ladoff received his B.S. in Accounting from the University of Florida, where he graduated summa cum laude. He also completed a Certificate in Business Policy at the Wharton School of Business and earned a J.D. from the University of Pennsylvania Law School, where he graduated cum laude.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

FUNDVANTAGE TRUST

Polen Growth Fund

Supplement dated February 13, 2019 to the Statement of Additional Information of
Polen Growth Fund

(the “Fund”) dated September 1, 2018 (the “SAI”)

The information in this Supplement contains new and additional information beyond that in the SAI and should be read in conjunction with the SAI.

The SAI is hereby revised as follows:

●	On pages 52 and 53, the section “Portfolio Managers” is hereby deleted and replaced in its entirety with the following:

PORTFOLIO MANAGERS

The management of the Fund is the responsibility of a group of investment professionals employed by the Adviser. The information provided below supplements the information provided in the Prospectus under the heading “Portfolio Managers” with respect to the investment professionals responsible, either individually or jointly, for the day-to-day management of the Fund, including information regarding:

(i)	“Other Accounts Managed.” Other accounts managed by Mr. Davidowitz, Mr. Ficklin and Mr. Ladoff, who are the portfolio managers and the management team members responsible for the day-to-day management of the Fund as of January 31, 2019;

(ii)	“Material Conflicts of Interest.” Material conflicts of interest identified by the Adviser that may arise in connection with each portfolio manager’s management of the Fund’s investments and investments of other accounts managed. These potential conflicts of interest include material conflicts between the investment strategy of the Fund and the investment strategy of the other accounts managed by each portfolio manager and conflicts associated with the allocation of investment opportunities between the Fund and other accounts managed by each portfolio manager. Additional conflicts of interest may potentially exist or arise that are not discussed below;

(iii)	“Compensation.” A description of the structure of and method used to determine the compensation received by the Fund’s portfolio managers or management team members from the Fund, the Adviser or any other source with respect to managing the Fund and any other accounts as of January 31, 2019; and

(iv)	“Ownership of Securities.” Information regarding each portfolio manager’s dollar range of equity securities beneficially owned in the Fund as of January 31, 2019.

Other Accounts Managed. The table below includes details regarding the number of other registered investment companies, other pooled investment vehicles and other accounts managed by Mr. Davidowitz, Mr. Ficklin and Mr. Ladoff, total assets under management for each type of account and total assets in each type of account with performance-based advisory fees as of January 31, 2019:

Type of Accounts	Total Number of Accounts Managed	Total Assets (millions)	Number of Accounts Managed subject to a Performance Based Advisory Fee	Total Assets Managed subject to a Performance Based Advisory Fee (millions)

Dan Davidowitz
Other Registered Investment Companies:	1	$237	0	$0
Other Pooled Investment Vehicles:	8	$1,371	0	$0
Other Accounts:	1,199	$17,555	2	$325

Damon Ficklin
Other Registered Investment Companies:	2	$297	0	$0
Other Pooled Investment Vehicles:	9	$1,396	0	$0
Other Accounts:	1,326	$17,658	2	$325

Brandon Ladoff
Other Registered Investment Companies:	1	$237	0	$0
Other Pooled Investment Vehicles:	8	$1,371	0	$0
Other Accounts:	1,199	$17,555	2	$325

Material Conflicts of Interest. Polen Capital provides advisory services to other clients which invest in securities of the same type in which the Fund invests. The Adviser is aware of its obligation to ensure that when orders for the same securities are entered on behalf of the Fund and other accounts, the Fund receives fair and equitable allocation of these orders, particularly where affiliated accounts may participate. The Adviser attempts to mitigate potential conflicts of interest by adopting policies and procedures regarding trade execution, brokerage allocation and order aggregation which provide a methodology for ensuring fair treatment for all clients in situations where orders cannot be completely filled or filled at different prices.

Compensation. The Adviser compensates the Fund’s portfolio managers for management of the Fund. Mr. Davidowitz, Mr. Ficklin and Mr. Ladoff are each owners of the Adviser and are compensated with a base salary plus a year-end distribution of the Adviser’s net profits determined by their respective interests in the Adviser. The Adviser’s compensation strategy is to provide reasonable base salaries commensurate with an individual’s responsibility and provide performance bonus awards. Total compensation of the Fund’s portfolio managers is not related to the Fund’s performance.

Ownership of Shares of the Fund. As of January 31, 2019, Mr. Davidowitz beneficially owned over $1,000,000, Mr. Ficklin beneficially owned $500,001-$1,000,000 and Mr. Ladoff owned $100,001-$500,000 of equity securities in the Fund.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.